UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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THE HIRTLE CALLAGHAN TRUST

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To Shareholders of The Hirtle Callaghan Trust:

A joint special meeting (the “Special Meeting”) of shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio (the “Affected Portfolios”) of The Hirtle Callaghan Trust (the “Trust”) will be held on December 5, 2008. At the Special Meeting, shareholders of these Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to the Portfolios.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposals described in the Proxy Statement. Please note that, if you are a shareholder of more than one of the Affected Portfolios, you will receive a proxy card for each Portfolio, each of which should be completed separately. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the accompanying Proxy Statement thoroughly. To assist you in this, we have prepared a brief “Question and Answer Summary” which is included in this Proxy Statement.

As always, we thank you for your confidence and support.

Sincerely yours,

Donald E. Callaghan
President
The Hirtle Callaghan Trust

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428

Question and Answer Summary

The Hirtle Callaghan Trust (the “Trust”) is designed primarily to serve as a vehicle through which Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the several separate investment portfolios of the Trust are generally available only to clients of Hirtle Callaghan.

Hirtle Callaghan, in its capacity as the Trust’s primary investment adviser, has recommended that three of the Trust’s portfolios — The Value Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio — add to the team of investment management firms (sometimes referred to in this Proxy Statement as “Specialist Managers”) that currently provide day-to-day portfolio management services to them. The investment advisory organizations recommended by Hirtle Callaghan are AllianceBernstein L.P. and Pacific Investment Management Company, LLC (“PIMCO”). The Trust’s Board of Trustees (“Board”) has, subject to the approval of the shareholders of The Institutional Growth Equity Portfolio and two relating to The Institutional Value Equity Portfolio (collectively, the “Affected Portfolios”), approved Hirtle Callaghan’s recommendations with respect to both PIMCO and AllianceBernstein L.P. This Proxy Statement is designed to obtain the shareholder approvals required by the Investment Company Act of 1940 (the “1940 Act”). Information about these organizations is set forth in the “Proposed Specialist Managers Guide” at Appendix A in the Proxy Statement.

Please note that this Proxy Statement includes four separate proposals, one for each of The Value Equity Portfolio and The Institutional Growth Equity Portfolio and two relating to The Institutional Value Equity Portfolio. You are eligible to cast your vote only with respect to those proposals that relate to an Affected Portfolio in which you hold shares. While we encourage you to read the Proxy Statement thoroughly, we have prepared the following “Q&A” to assist you in understanding the several proposals described in the Proxy Statement.1

Both Hirtle Callaghan and the Trust’s Board of Trustees recommend that shareholders of the respective Portfolios vote “FOR” each of the proposals.

SUMMARY OF PROPOSAL I RELATING TO THE VALUE EQUITY PORTFOLIO ONLY

Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE VALUE EQUITY PORTFOLIO AT THIS TIME?

A.	Since 2006, day-to-day investment decisions for The Value Equity Portfolio have been the responsibility of three separate investment advisory organizations (“Current Value Managers”), each of which adheres to a distinct investment style. Hirtle Callaghan believes that access to a fourth portfolio manager that focuses on the “deep value” sector of the market would provide the Portfolio with additional investment flexibility, particularly in difficult markets. Accordingly, Hirtle Callaghan has recommended, and the Board has approved, the engagement of AllianceBernstein L.P. to serve as an additional manager for the Portfolio. The Board of Trustees has also approved the terms and conditions of a proposed portfolio management agreement pursuant to which AllianceBernstein L.P. will provide day-to-day investment decisions for a portion of the assets of The Value Equity Portfolio. In accordance with various provisions of the 1940 Act, shareholders of the Portfolio are similarly being asked to approve the proposed agreement.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE VALUE EQUITY PORTFOLIO INCREASE IF THE PROPOSED ALLIANCE BERNSTEIN AGREEMENT IS IMPLEMENTED?

A.	Under the proposed agreement with AllianceBernstein L.P., AllianceBernstein L.P. would be entitled to receive a maximum fee of 0.38% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board for the first year of its engagement. This rate is higher than the rate at which one of the Current Value Managers is compensated but lower than that rate at which the advisory fee payable to either of the two

1 The information provided in the “Q&A” is qualified in its entirety, by the information and disclosures contained in the accompanying Proxy Statement.

remaining Current Value Managers is calculated. Accordingly, depending on the way in which the Portfolio’s assets are allocated following the implementation of the proposed agreement with AllianceBernstein L.P., the overall advisory fee paid by the Portfolio may increase or decrease. Hirtle Callaghan believes, however, that any change in the Portfolio’s expenses as a result of the AllianceBernstein L.P. engagement will be reasonable in light of the benefits associated with the resulting combination of investment styles. Tables illustrating the pro forma expenses that shareholders of The Value Equity Portfolio may be expected to incur in the event that the proposed agreement is approved and implemented appear in this Proxy Statement at Appendix B.

Q.	IF THE PROPOSED AGREEMENT WITH ALLIANCE BERNSTEIN IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A.	If approved by the Portfolio’s shareholders, the proposed agreement with AllianceBernstein L.P. will become effective as soon as reasonably practicable following the Special Meeting. If the Agreement is not approved by the Portfolio’s shareholders, however, the Portfolio will continue to be managed by the Current Value Managers.

SUMMARY OF PROPOSALS 2 AND 3 RELATING TO THE INSTITUTIONAL VALUE EQUITY PORTFOLIO ONLY

Q.	WHY ARE NEW PORTFOLIO MANAGEMENT AGREEMENTS BEING PROPOSED FOR THE INSTITUTIONAL VALUE EQUITY PORTFOLIO AT THIS TIME?

A.	Since its inception, day-to-day investment decisions for The Institutional Value Equity Portfolio have been the responsibility of three separate investment advisory organizations (“Current Institutional Value Managers”), each of which adheres to a distinct investment style. Hirtle Callaghan believes that access to a fourth portfolio manager that focuses on the “deep value” sector of the market would provide the Portfolio with additional investment flexibility, particularly in difficult markets. Accordingly, Hirtle Callaghan recommended to the Portfolio’s Board that AllianceBernstein L.P. be engagement to serve as an additional Specialist Manager for the Portfolio.

Hirtle Callaghan has also recommended to the Trust’s Board that PIMCO be appointed to serve as a Specialist Manager for The Institutional Value Equity Portfolio. Hirtle Callaghan’s recommendation is based on its view that the tax-exempt and institutional investors who comprise the bulk of the Portfolio’s shareholder base would likely to benefit from the Portfolio’s access to PIMCO’s enhanced index management strategy.

The Board approved Hirtle Callaghan’s recommendations with respect to The Institutional Value Equity Portfolio. The Board also approved, subject to the approval of the Portfolio’s shareholders, the terms and conditions of separate portfolio management agreements pursuant to which AllianceBernstein L.P. and PIMCO will provide day-to-day investment decisions for that portion of the Portfolio’s assets that may be allocated to these managers following the approval and implementation of these agreements. In accordance with various provisions of the 1940 Act, shareholders of the Portfolio are being asked to approve each of these agreements. Specifically, Proposal 2 relates to the engagement and related investment advisory agreement between the Trust and AllianceBernstein L.P. relating to The Institutional Value Equity Portfolio and Proposal 3 relates to the engagement and related investment advisory agreement between the Trust and PIMCO relating to The Institutional Value Equity Portfolio.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE INSTITUTIONAL VALUE EQUITY PORTFOLIO INCREASE IF THE PROPOSED AGREEMENTS ARE IMPLEMENTED?

A.	Under the proposed agreement with AllianceBernstein L.P., AllianceBernstein L.P. would be entitled to receive a maximum fee of 0.38% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board for the first year of its engagement. Under the proposed agreement with PIMCO, PIMCO would be entitled to receive a maximum fee of 0.25% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board. These rates are higher than the rate at which one of the Current Institutional Value Managers is calculated but lower than that rate at which fees payable to the two remaining Current Institutional Value Managers are calculated. Accordingly, depending on the way in which the Portfolio’s assets are allocated among the Portfolio’s several managers following the implementation of the proposed agreements, the overall advisory fee paid by the Portfolio may increase or decrease. Hirtle Callaghan believes, however, that any change in the Portfolio’s expenses as a result of the proposed engagements will be reasonable in light of the benefits associated with the resulting combination of investment styles. Included in this Proxy Statement at Appendix C are tables illustrating the pro forma expenses that shareholders of The Institutional Value Equity Portfolio may incur in the event that AllianceBernstein L.P. and/or PIMCO are retained as Specialist Managers for the Portfolio.

Q.	WHEN WILL THE PROPOSED AGREEMENTS BETWEEN ALLIANCE BERNSTEIN AND/OR PIMCO BECOME EFFECTIVE?

A.	Assuming that both agreements are approved by shareholders of The Institutional Value Equity Portfolio, the agreements will become effective as soon as reasonably practicable following the Special Meeting. It is important to note, however, that the affirmative vote of the Portfolio’s shareholders must be obtained with respect to each agreement separately and it is possible that one or both of the agreements will not obtain the necessary votes. If only one of these agreements is approved, Hirtle Callaghan may, in its sole discretion, allocate a portion of the Portfolio’s assets among the Current Institutional Value Managers and to AllianceBernstein L.P. or PIMCO, as the case may be. In the event that neither agreement is approved by the Portfolio’s shareholders, the Portfolio will continue to be managed by the Current Institutional Managers.

SUMMARY OF PROPOSAL 4 RELATING TO THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO ONLY

Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO AT THIS TIME?

A.	Since its inception, day-to-day investment decisions for The Institutional Growth Equity Portfolio have been the responsibility of three separate investment advisory organizations (“Current Institutional Growth Managers”), each of which adheres to a distinct investment style. Hirtle Callaghan has recommended to the Trust’s Board that the Portfolio seek access to an investment advisory organization that can implement an enhanced index strategy for the Portfolio and has recommended that PIMCO be selected to serve in this capacity. Hirtle Callaghan’s recommendation is based on its view that the tax-exempt and institutional investors who comprise the bulk of the Portfolio’s shareholder base would likely to benefit from the Portfolio access to PIMCO’s enhanced index management strategy.

The Board approved Hirtle Callaghan’s recommendations with respect to The Institutional Growth Equity Portfolio. The Board also approved, subject to the approval of the Portfolio’s shareholders, the terms and conditions of separate portfolio management agreements pursuant to which PIMCO will provide day-to-day investment decisions for that portion of the Portfolio’s assets that may be allocated to PIMCO. In accordance with various provisions of the 1940 Act, shareholders of the Portfolio are being asked to approve this agreement.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE GROWTH EQUITY PORTFOLIO INCREASE IF THE PROPOSED PIMCO AGREEMENT IS IMPLEMENTED?

A.	Under the proposed agreement with PIMCO, PIMCO would be entitled to receive a maximum fee of 0.25% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board. This rate is higher than the rate at which one of the Current Institutional Growth Managers is compensated but lower than that rate at which the advisory fee payable to the two remaining Current Institutional Managers are calculated. Accordingly, depending on the way in which the Portfolio’s assets are allocated among the Portfolio’s several managers following the implementation of the proposed agreement with PIMCO, the overall advisory fee paid by the Portfolio may increase or decrease. Hirtle Callaghan believes, however, that any change in the Portfolio’s expenses as a result of the PIMCO engagement will be reasonable in light of the benefits associated with the resulting combination of investment styles. Included in this Proxy Statement at Appendix D are tables illustrating the pro forma expenses that shareholders of The Institutional Growth Equity Portfolio may incur in the event that PIMCO is retained as an additional Specialist Manager for the Portfolio.

Q.	WHEN WILL THE PROPOSED PIMCO AGREEMENT BECOME EFFECTIVE?

A.	Assuming that the proposed PIMCO agreement is approved by shareholders of The Institutional Growth Equity Portfolio, the agreement will become effective as soon as reasonably practicable following the Special Meeting. If the proposed PIMCO agreement is not approved with respect to The Institutional Growth Equity Portfolio, the Portfolio will continue to be managed by the Current Institutional Growth Managers.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
of
THE VALUE EQUITY PORTFOLIO
THE INSTITUTIONAL VALUE EQUITY PORTFOLIO, and
THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO
of
THE HIRTLE CALLAGHAN TRUST
To Be Held On December 5, 2008

TO THE SHAREHOLDERS:

A joint special meeting (the “Special Meeting”) of shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio, and The Institutional Growth Equity Portfolio (collectively, the “Portfolios”) of The Hirtle Callaghan Trust (the “Trust”) will be held on December 5, 2008, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m. for the following purposes:

At the Special Meeting, shareholders of The Value Equity Portfolio will be asked to consider the following proposal:

1. Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and AllianceBernstein L.P.

At the Special Meeting, shareholders of The Institutional Value Equity Portfolio will be asked to consider the following proposals:

2. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and AllianceBernstein L.P.

3. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Pacific Investment Management Company, LLC.

At the Special Meeting, shareholders of The Institutional Growth Equity Portfolio will be asked to consider the following proposal:

4. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Pacific Investment Management Company, LLC.

Shareholders of the Portfolios will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record of the Portfolios at the close of business on October 24, 2008 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be assured.

BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”). The matters discussed in this proxy statement apply to three of the series of the Trust: The Value Equity Portfolio, The Institutional Value Equity Portfolio, and The Institutional Growth Equity Portfolio (collectively, the “Affected Portfolios” or “the Portfolios”). Proxies so solicited are intended for use at a joint special meeting of shareholders of the Portfolios or any adjournment of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on December 5, 2008 at the offices of Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying Notice of Meeting. Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy card will first be mailed to shareholders on or about November 10, 2008. Only shareholders of record of an Affected Portfolio on October 24, 2008 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the proposals and the number of shares outstanding (“Record Date Shares”) for each of the Portfolios as of the Record Date.

		Record Date Shares for
Summary of Proposals	Affected Portfolio	Affected Portfolio

Proposal #1
Approval of AllianceBernstein L.P. as a Specialist Manager for The Value Equity Portfolio and related contract	Value Equity Portfolio shareholders	59,031,504.280
Proposal #2
Approval of AllianceBernstein L.P as a Specialist Manager for The Institutional Value Equity Portfolio and related contract	Institutional Value Equity Portfolio shareholders	35,235,312.062
Proposal #3
Approval of Pacific Investment Management Company, LLC as a Specialist Manager for The Institutional Value Equity Portfolio and related contract	Institutional Value Equity Portfolio shareholders	35,235,312.062
Proposal #4
Approval of Pacific Investment Management Company, LLC as a Specialist Manager for The Institutional Growth Equity Portfolio and related contract	Institutional Growth Equity Portfolio shareholders	56,100,435.297

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of each of the Portfolios. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposed portfolio management agreement. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. Officers of Hirtle, Callaghan and Co., LLC (“Hirtle Callaghan”) may assist in the solicitation without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s most recent Annual Report to Shareholders, dated June 30, 2008, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of that report without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the Trust are generally available only to such clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s Portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). Hirtle Callaghan serves as the Trust’s primary investment adviser and, in particular monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Trust’s Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Trust.

As a result of its ongoing research and oversight of the Trust’s Portfolios and the Specialist Managers that serve them, Hirtle Callaghan determined that it would be appropriate to expand the team of Specialist Managers that serve The Value Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio (“Affected Portfolios”) in an effort to provide a broader investment range in the “deep value” sector and provide access for tax-exempt and institutional investors to certain enhanced index strategies. Accordingly, in September 2008, Hirtle Callaghan recommended to the Board that (i) AllianceBernstein L.P. be engaged as a Specialist Manager for The Value Equity Portfolio and The Institutional Value Equity Portfolio; and (ii) Pacific Investment Management Company, LLC (“PIMCO”) be engaged as a Specialist Manager for The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio. Additional information about these organizations is set forth in the “Proposed Specialist Manager Guide” at Appendix A in the Proxy Statement.

The Trust’s Board, including a majority of those trustees (the “Independent Trustees”) who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, approved Hirtle Callaghan’s recommendations, as well as proposed portfolio management agreements relating to the Affected Portfolios, as applicable, at its meeting held on October 16, 2008. In approving the proposed agreements, the Board acknowledged that implementation of the proposed agreements could, depending on the manner in which assets are allocated among the Specialist Managers serving each Affected Portfolio, increase or decrease the overall advisory fees paid by the Affected Portfolios. Except for terms relating to fees, the operative terms and conditions of the portfolio management agreements are substantially the same as the terms and conditions of agreements with other Specialist Managers.

In connection with deliberations relating to Hirtle Callaghan’s recommendations, the Board requested and received a range of information from each of PIMCO and AllianceBernstein L.P. about their respective business operations, financial positions, cost and/or profitability and related information. The Board and the Independent Trustees also received information from Hirtle Callaghan, including Hirtle Callaghan’s overall evaluation of AllianceBernstein L.P. and PIMCO, the investment style that Hirtle Callaghan expects each organization to bring to their respective assignments and Hirtle Callaghan’s expectations for each of the Affected Portfolios and asset class each represents. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”). While the Board found this information useful as an indication of the range of fees and services in the peer group, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolios and the Trust as a whole.

In concluding that the engagement of AllianceBernstein L.P. and PIMCO would be appropriate and, further, that approval of portfolio management agreements pursuant to which AllianceBernstein L.P. and PIMCO would serve the Affected Portfolios was in the best interests of shareholders of the Affected Portfolios, the Board considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which Hirtle Callaghan implements asset allocation strategies on behalf of its investment advisory clients and that shares of the Portfolios are generally available only to such clients. The Board also had before it information to the effect that AllianceBernstein L.P. and PIMCO would be responsible only for the day-to-day investment decisions for that portion of the assets of the Affected Portfolios allocated to them, would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Affected Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by AllianceBernstein L.P. and PIMCO, respectively, referencing the expected investment style, the experience of the personnel expected to be assigned to the Affected Portfolios and the past performance of these organizations including, as applicable, peer group comparisons.

The Board also determined that the compensation to which AllianceBernstein L.P. and PIMCO would be entitled under the proposed agreements was reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by each of these organizations, information relating to their profitability, and the fees charged by these organizations to other investment company and institutional clients with investment objectives similar to the Affected Portfolios. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the fee rates established in the proposed agreements had been determined as a result of arms-length negotiations conducted by officers of the Trust and Hirtle Callaghan. The Board acknowledged that the proposed engagements could, depending on the manner in which assets are allocated among the Specialist Managers serving each Affected Portfolio, the overall advisory fees paid by the Affected Portfolios may increase or decrease. The Board concluded, however, that the potential benefits to the Affected Portfolios outweighed any potential fee increase and, further, recognized that the overall levels of advisory fees experienced by any Affected Portfolios would be affected primarily by the manner in which the assets of an Affected Portfolio are allocated among its Specialist Managers.

Subject to the approval of the shareholders of the Affected Portfolio, the Board approved the proposed agreements with AllianceBernstein L.P. and PIMCO. Each such agreement will become effective as soon as reasonably practicable following its approval by such shareholders at the Special Meeting. If one or more of the agreements is not approved at the Special Meeting, the relevant portfolio will continue to be managed by its current Specialist Managers. The fact that one or more of the proposed agreements are not approved, however, will not affect the implementation of those agreements that are approved at the Special Meeting.

PROPOSAL 1: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and AllianceBernstein L.P.

Day-to-day investment decisions for The Value Equity Portfolio are currently the responsibility of three separate investment advisory organizations, Institutional Capital, LLC (“ICAP”), JS Asset Management, LLC (“JSAM”), and SSgA Funds Management, Inc. (“SSgA FM”), each of which follows a distinct investment style in managing its portion of the assets of the Portfolios allocated to it.

ICAP and JSAM are currently responsible for implementing the “active management” component of the investment strategy of the Portfolio, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Additionally, a portion of the Portfolio is currently managed by SSgA FM using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index.

During the course of carrying out its responsibilities, Hirtle Callaghan concluded that another portfolio manager should be engaged to provide a complementary investment approach to that portion of The Value Equity Portfolio that is managed using the “active” investment approach described above. For this assignment, Hirtle Callaghan recommended, and the Board has approved, the engagement of AllianceBernstein L.P. The AllianceBernstein L.P. strategy seeks to purchase stocks with the greatest amount of long-term earnings for the best price. It uses deep research capabilities and a bottom-up approach to distinguish between companies that are undergoing temporary stress from those that deserve their depressed valuations, looking to exploit mispricing created by investor overreaction. The proposed agreement with AllianceBernstein L.P. was approved, subject to the approval of the shareholders of The Value Equity Portfolio, by the Trust’s Board at a meeting of the Board held on October 16, 2008. It should be noted that if the proposed agreement with AllianceBernstein L.P. is implemented, the Portfolio’s overall investment advisory fees may increase or decrease depending on the manner in which the Portfolio’s assets are allocated among the Specialist Managers.

If approved by shareholders, the agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement with AllianceBernstein L.P. appears in this Proxy Statement as Exhibit A (Proposed Agreement between the Trust and AllianceBernstein L.P. relating to The Value Equity Portfolio). Information about AllianceBernstein L.P. is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO VOTE “FOR” PROPOSAL 1

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the proposed agreement with AllianceBernstein L.P. relating to The Value Equity Portfolio. In connection with the Board’s deliberations, the Board requested and received detailed information from AllianceBernstein L.P. about its business and operations.

In concluding that approval of the proposed agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to Hirtle Callaghan’s assessment of the structure of the Portfolio, the role of each of the current Specialist Managers of the Portfolio, and the potential benefits of engaging AllianceBernstein L.P. to manage a portion of the Portfolio’s assets.

The Board also considered information provided to it by Hirtle Callaghan and AllianceBernstein L.P. with respect to the nature and quality of the services to be provided by AllianceBernstein L.P., its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to AllianceBernstein L.P.

In summary, the Board concluded that implementation of the proposed agreement would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to AllianceBernstein L.P.’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by AllianceBernstein L.P., the Board had before it information that it received from Hirtle Callaghan and AllianceBernstein L.P. with respect to AllianceBernstein L.P.’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by AllianceBernstein L.P. were reasonably likely to benefit the Portfolios, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of AllianceBernstein L.P. to carry out the investment policies of the Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which AllianceBernstein L.P. would be compensated for its services under the proposed agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by AllianceBernstein L.P. to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which AllianceBernstein L.P. was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.

Information About the Proposed Agreement with AllianceBernstein L.P. Relating to The Value Equity Portfolio

The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of each of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, for the first year of its engagement AllianceBernstein L.P. will be paid a fee of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. After the first year of AllianceBernstein L.P.’s engagement its fee shall remain the same so long as the Combined Assets allocated to it do not fall below $300 million (other than as a result of market fluctuation). Should the Combined Assets fall below $300 million, AllianceBernstein L.P.’s “standard” fee schedule of 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the remainder shall apply until such time as the Combined Assets again exceed $300 million. “Combined Assets” shall mean the sum of: (a) the net assets of the Portfolio (“Account”) that may, from time to time be allocated to AllianceBernstein L.P. by, or under the supervision of, the Trust’s Board of Trustees; (b) the net assets of The Institutional Value Equity Portfolio of the Hirtle Callaghan Trust managed by Portfolio Manager; and (c) assets invested in the same investment strategy as the Portfolio that are managed by the Portfolio Manager under the Hirtle Callaghan’s unified managed account program. For more information of the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix B.

With respect to the duration and termination provisions, the proposed agreement provides that they shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If Proposal 1 is approved, the proposed agreement will become effective as soon as practicable following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio and the Trust’s Board will meet to determine the best course of action for the Portfolio.

PROPOSAL 2: Approval of Proposed Portfolio Management
Agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and
AllianceBernstein L.P.

Day-to-day investment decisions for The Institutional Value Equity Portfolio are currently the responsibility of three separate investment advisory organizations, Institutional Capital, LLC (“ICAP”), JS Asset Management, LLC (“JSAM”), and SSgA Funds Management, Inc. (“SSgA FM”), each of which follows a distinct investment style in managing its portion of the assets of the Portfolios allocated to it.

ICAP and JSAM are currently responsible for implementing the “active management” component of the investment strategy of the Portfolio, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Additionally, a portion of the Portfolio is currently managed by SSgA FM using a “passive” or “index” investment approach designed to replicate the composition of the Portfolios’ benchmark index and, from time to time, one or more identifiable subsets of that index.

During the course of carrying out its responsibilities, Hirtle Callaghan concluded that another portfolio manager should be engaged to provide a complementary investment approach to that portion of The Institutional Value Equity Portfolio that is managed using the “active” investment approach described above. For this assignment, Hirtle Callaghan recommended, and the Board has approved, the engagement of AllianceBernstein L.P. The AllianceBernstein L.P. strategy seeks to purchase stocks with the greatest amount of long-term earnings for the best price. It uses deep research capabilities and a bottom-up approach to distinguish between companies that are undergoing temporary stress from those that deserve their depressed valuations, looking to exploit mispricing created by investor overreaction. The proposed portfolio management agreement with AllianceBernstein L.P. was approved, subject to the approval of the shareholders of The Institutional Value Equity Portfolio, by the Trust’s Board at a meeting of the Board held on October 16, 2008.2 It should be noted that if the proposed agreement with AllianceBernstein L.P. is implemented, the Portfolio’s overall investment advisory fees may increase or decrease depending on the manner in which the Portfolio’s assets are allocated among the Specialist Managers.

If approved by shareholders, the agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement with AllianceBernstein L.P. appears in this Proxy Statement as Exhibit B (Proposed Agreement between the Trust and AllianceBernstein L.P. relating to The Institutional Value Equity Portfolio). Information about AllianceBernstein L.P. is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 2.

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the proposed agreement with AllianceBernstein L.P. relating to The Institutional Value Equity Portfolio. In connection with the Board’s deliberations, the Board requested and received detailed information from AllianceBernstein L.P. about its business and operations.

2 As indicated in Proposal 3, shareholders of The Institutional Value Equity Portfolio are being asked to approve PIMCO as a fifth Specialist Manager to supplement the investment strategies being employed by SSgA FM, which is the Specialist Manager that currently manages the index component of the Portfolio’s investment strategy.

In concluding that approval of the proposed agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to Hirtle Callaghan’s assessment of the structure of the Portfolio, the role of each of the current Specialist Managers of the Portfolio, and the potential benefits of engaging AllianceBernstein L.P. to manage a portion of the Portfolio’s assets.

The Board also considered information provided to it by Hirtle Callaghan and AllianceBernstein L.P. with respect to the nature and quality of the services to be provided by AllianceBernstein L.P., its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to AllianceBernstein L.P.

In summary, the Board concluded that implementation of the proposed agreement would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to AllianceBernstein L.P.’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by AllianceBernstein L.P., the Board had before it information that it received from Hirtle Callaghan and AllianceBernstein L.P. with respect to its commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by AllianceBernstein L.P. were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of AllianceBernstein L.P. to achieve the investment objectives of the Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which AllianceBernstein L.P. would be compensated for its services under the proposed agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by AllianceBernstein L.P. to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which AllianceBernstein L.P. was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.

Information About the Proposed Agreement with AllianceBernstein L.P. Relating to The Institutional Value Equity Portfolio

The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of each of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, for the first year of its engagement AllianceBernstein L.P. will be paid a fee of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. After the first year of AllianceBernstein L.P.’s engagement its fee shall remain the same so long as the Combined Assets allocated to it do not fall below $300 million (other than as a result of market fluctuation). Should the Combined Assets fall below $300 million, Alliance Bernstein’s “standard” fee schedule of 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the remainder shall apply until such time as the Combined Assets again exceed $300 million. “Combined Assets” shall mean the sum of: (a) the net assets in the Account; (b) the net assets of The Value Equity Portfolio of the Hirtle Callaghan Trust managed by Portfolio Manager; and (c) assets invested in the same investment strategy as the Portfolio that are managed by the

Portfolio Manager under the Hirtle Callaghan’s unified managed account program. For more information of the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix C.

With respect to the duration and termination provisions, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If Proposal 2 is approved, the proposed agreement will become effective as soon as practicable following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers and, if Proposal 3 is approved, PIMCO, will continue to manage the Portfolio and the Trust’s Board will meet to determine the best course of action for the Portfolio.

PROPOSAL 3: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Pacific Investment Management
Company, LLC

Day-to-day investment decisions for The Institutional Value Equity Portfolio are currently the responsibility of three separate investment advisory organizations, Institutional Capital, LLC (“ICAP”), JS Asset Management, LLC (“JSAM”), and SSgA Funds Management, Inc. (“SSgA FM”), each of which follows a distinct investment style in managing its portion of the assets of the Portfolio allocated to it.

ICAP and JSAM are currently responsible for implementing the active component of the Portfolio’s investment strategy, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Additionally, a portion of the Portfolio is currently managed by SSgA FM using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” below).

Hirtle Callaghan believes that another portfolio manager should be engaged to provide a complementary investment approach to that portion of The Institutional Value Equity Portfolio which is managed using the “passive” or “index” investment approach discussed above. For this assignment, Hirtle Callaghan has recommended, and the Board has approved, the engagement of PIMCO. Hirtle Callaghan’s recommendations are based on its view that the tax-exempt and institutional investors who comprise the bulk of the Portfolio’s shareholder base would be likely to benefit from the Portfolio’s access to PIMCO’s enhanced index management strategy. The strategy combines a non-leveraged position in synthetic equity index instruments (mostly index futures) with a short-duration fixed income portfolio. The index futures are priced so that, combined with money market investments, they are expected to produce a rate of return equal to the index. The active management of short duration assets is intended to outperform the money market rates, thereby generating an incremental return over the equity index. The proposed agreement with PIMCO was approved, subject to the approval of the Portfolio’s shareholders, by the Trust’s Board at a meeting of the Board held on October 16, 2008.3

If approved by shareholders, the proposed agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement appears in this Proxy Statement as Exhibit C (Proposed Agreement between the Trust and PIMCO relating to The Institutional Value Equity Portfolio). Information about PIMCO appears in the Proposed Specialist Managers Guide.

3 As indicated in Proposal 2, shareholders of The Institutional Value Equity Portfolio are being asked to approve AllianceBernstein L.P. as a fourth Specialist Manager to supplement the investment strategies being employed by ICAP and JSAM, which are the Specialist Managers that currently manage the active component of the Portfolio’s investment strategy.

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 3.

Factors Considered by the Board

As indicated above, the Board concluded that implementation of the proposed agreement would be in the best interests of the Trust and the shareholders of The Institutional Value Equity Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to PIMCO’s management style and past performance record, including the risks associated with the use of certain derivatives as part of the enhanced index strategy. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by PIMCO, the Board had before it information that it received from Hirtle Callaghan and PIMCO with respect to its commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by PIMCO were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of PIMCO to achieve the investment objectives of the Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which PIMCO would be compensated for its services under the proposed agreement was reasonable in light of the services to be provided. In reaching this conclusion, the Board was informed both as to the fees paid by other funds and the fees charged by PIMCO on the other accounts it manages. The Board did not rely on such comparisons, but instead based its conclusion as to the reasonableness of the proposed fee on the fact that the rate at which PIMCO was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan. The Board took into consideration the fact that the proposed fee is higher than the fee currently being paid to SSgA FM, the Specialist Manager which currently has sole responsibility for managing that portion of the Portfolio that is managed using a “passive” or “index” investment approach. The Board also took into consideration the fact that PIMCO’s “enhanced index management” approach is unique, and that, unlike SSgA FM’s investment approach, PIMCO’s approach to investing requires active management of short duration assets, which is intended to outperform money market rates and generate incremental return over the equity index. The Board concluded that, in light of the fact that PIMCO’s investment approach requires active management of certain assets as well as adherence to an index strategy, and in light of the potential benefits associated with the resulting combination of investment styles, the fee proposed to be paid to PIMCO was reasonable.

Information About the Proposed Agreement with PIMCO Relating to The Institutional Value Equity Portfolio

The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Portfolios’ assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, PIMCO will be paid a fee of 0.25% of the average daily net assets of that portion of the assets of The Institutional Value Equity Portfolio of the Hirtle Callaghan Trust managed by Portfolio Manager. For more information of the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix C.

With respect to the duration and termination provisions, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and

(ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If Proposal 3 is approved, the proposed agreement will become effective as soon as practicable following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers and, if Proposal 2 is approved, AllianceBernstein L.P., will continue to manage the Portfolio and the Trust’s Board will meet to determine the best course of action for the Portfolio.

PROPOSAL 4: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Pacific Investment
Management Company, LLC

Day-to-day investment decisions for The Institutional Growth Equity Portfolio are currently the responsibility of three separate investment advisory organizations, Jennison Associates LLC (“Jennison”), Sustainable Growth Advisers, LP (“SGA”), and SSgA Funds Management, Inc. (“SSgA FM”), each of which follows a distinct investment style in managing its portion of the assets of the Portfolio allocated to it.

With respect to The Institutional Growth Equity Portfolio, Jennison and SGA are currently responsible for implementing the active component of the Portfolio’s investment strategy, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Additionally, a portion of the Portfolio is currently managed by SSgA FM using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index.

Hirtle Callaghan believes that another portfolio manager should be engaged to provide a complementary investment approach to that portion of The Institutional Growth Equity Portfolio which is managed using the “passive” or “index” investment approach discussed above. For this assignment, Hirtle Callaghan has recommended, and the Board has approved, the engagement of PIMCO. Hirtle Callaghan’s recommendations are based on its view that the tax-exempt and institutional investors who comprise the bulk of the Portfolio’s shareholder base would be likely to benefit from the Portfolio’s access to PIMCO’s enhanced index management strategy. The strategy combines a non-leveraged position in synthetic equity index instruments (mostly index futures) with a short-duration fixed income portfolio. The index futures are priced so that, combined with money market investments, they are expected to produce a rate of return equal to the index. The active management of short duration assets is intended to outperform the money market rates, thereby generating an incremental return over the equity index. The proposed agreement with PIMCO was approved, subject to the approval of the Portfolio’s shareholders, by the Trust’s Board at a meeting of the Board held on October 16, 2008.

If approved by shareholders, the proposed agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement appears in this Proxy Statement as Exhibit D (Proposed Agreement between the Trust and PIMCO relating to The Institutional Growth Equity Portfolio). Information about PIMCO appears in the Proposed Specialist Manager Guide.

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 4.

Factors Considered by the Board

As indicated above, the Board concluded that implementation of the proposed agreement would be in the best interests of the Trust and the shareholders of The Institutional Growth Equity Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to PIMCO’s management style and past performance record, including the risks associated with the use of certain derivatives as part of the enhanced index strategy. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by PIMCO, the Board had before it information that it received from Hirtle Callaghan and PIMCO with respect to its commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by PIMCO were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of PIMCO to achieve the investment objectives of the Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which PIMCO would be compensated for its services under the proposed agreement was reasonable in light of the services to be provided. In reaching this conclusion, the Board was informed both as to the fees paid by other funds and the fees charged by PIMCO on the other accounts it manages. The Board did not rely on such comparisons, but instead based its conclusion as to the reasonableness of the proposed fee on the fact that the rate at which PIMCO was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan. The Board took into consideration the fact that the proposed fee is higher than the fee currently being paid to SSgA FM, the Specialist Manager which currently has sole responsibility for managing that portion of the Portfolio that is managed using a “passive” or “index” investment approach. The Board also took into consideration the fact that PIMCO’s “enhanced index management” approach is unique, and that, unlike SSgA FM’s investment approach, PIMCO’s approach to investing requires active management of short duration assets, which is intended to outperform money market rates and generate incremental return over the equity index. The Board concluded that, in light of the fact that PIMCO’s investment approach requires active management of certain assets as well as adherence to an index strategy, and in light of the potential benefits associated with the resulting combination of investment styles, the fee proposed to be paid to PIMCO was reasonable.

Information About the Proposed Agreement with PIMCO Relating to The Institutional Growth Equity Portfolio

The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, PIMCO will be paid a fee of 0.25% of the average daily net assets of that portion of the assets of The Institutional Growth Equity Portfolio of the Hirtle Callaghan Trust managed by Portfolio Manager. For more information of the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix D.

With respect to the duration and termination provisions, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If Proposal 4 is approved, the proposed agreement will become effective as soon as practicable following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio and the Trust’s Board will meet to determine the best course of action for the Portfolio.

Management of the Trust

Information about Hirtle Callaghan.  Pursuant to written agreements with the Trust (“Hirtle Callaghan Agreements”), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust. The Hirtle Callaghan Agreements provide that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the Hirtle Callaghan Agreements, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2008, Hirtle Callaghan received advisory fees from The Value Equity Portfolio in the amount of $564,332. As of June 30, 2008, neither The Institutional Value Equity Portfolio nor The Institutional Growth Equity Portfolio had commenced operations.

Hirtle Callaghan’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988, and is a registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of August 31, 2008, approximately $15 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle. Robert J. Zion, a principal of Hirtle Callaghan, serves on the Trust’s Board and also serves as Vice President and Treasurer of the Trust. The current Hirtle Callaghan Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at meetings of the Board held on March 11, 2008 and September 11, 2008.

Administration and Related Services.  Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services.  Foreside Fund Services LLC (“Foreside”) is the Trust’s principal underwriter. Because shares of the Trust’s Portfolios are generally available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services provided by Foreside are limited. Foreside will receive an annual fee of $15,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at Three Canal Plaza, Suite 100, Portland, ME 04101.

General Matters Under Delaware Law

As a Delaware Statutory Trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s registered independent public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Additional Information

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Portfolio.

Abstentions and Broker Non-Votes

A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the

Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

Dated: November 10, 2008

APPENDIX A

PROPOSED SPECIALIST MANAGERS GUIDE

The following provides additional information about AllianceBernstein L.P. and PIMCO.

Information About AllianceBernstein L.P.

If the proposed agreements with AllianceBernstein L.P. are approved by shareholders, AllianceBernstein L.P. will become an additional investment management firm serving The Value Equity Portfolio and The Institutional Value Equity Portfolio. Consistent with the investment objectives and policies of The Value Equity Portfolio and The Institutional Value Equity Portfolio, respectively, AllianceBernstein L.P. will adhere to a value-oriented investment strategy pursuant to which it will seek to purchase stocks with the greatest amount of long-term earnings for the best price using a bottom-up research approach.

AllianceBernstein L.P. is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Under the terms of the proposed agreements with AllianceBernstein L.P., the advisory fees paid to AllianceBernstein L.P. will be based on the total amount of assets managed by AllianceBernstein L.P. with respect to The Value Equity Portfolio and The Institutional Value Equity Portfolio. Accordingly, for the first year of its engagement, AllianceBernstein L.P. will receive, based on the combined average daily net asset value of the Portfolios, an annual fee of 0.38% of the first $300 million in total Combined Assets allocated to it with respect to both of the Portfolios, and 0.37% of such assets over $300 million. After the first year of AllianceBernstein L.P.’s engagement its fee shall remain the same so long as the Combined Assets allocated to it do not fall below $300 million (other than as a result of market fluctuation). Should the Combined Assets fall below $300 million, Alliance Bernstein’s “standard” fee schedule of 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the remainder shall apply until such time as the Combined Assets again exceed $300 million. “Combined Assets” shall mean the sum of: (a) the net assets in the Account; (b) the net assets of The Value Equity Portfolio of the Hirtle Callaghan Trust managed by Portfolio Manager; and (c) assets invested in the same investment strategy as the Portfolio that are managed by the Portfolio Manager under the Hirtle Callaghan’s unified managed account program.

AllianceBernstein L.P.’s US Value Investment Policy Group will be primarily responsible for the day-to-day management of that portion of the Portfolios’ assets allocated to AllianceBernstein L.P. AllianceBernstein L.P.’s US Value Investment Policy Group is comprised of the following individuals:

Bernstein US Value Investment Policy Group

		Years	Years
Name	Title/Responsibilities	Experience	with Firm

Marilyn G. Fedak	Head of Bernstein Value Equities Business & Co-Chief Investment Officer — US Value Equities	36	24
John P. Mahedy	Co-CIO — US Value Equities	22	13
David Yuen	Director of Research — US Value Equities	22	10
Joseph Gerard Paul	CIO — Advanced Value Fund, CIO — Small and Mid-Capitalization Value Equities; Co-Chief Investment Officer — Real Estate Equities	24	21
Greg Powell	Director of Research — Equity Hedge Fund Strategies	23	11
James MacGregor	Director of Research — Small & Mid-Cap Value Equities	17	10
Andrew Y. Chin	Director of Quantitative Research — Value Equities	14	11
Sharon E. Fay	CIO — Global Value Equities	22	18
Kevin F. Simms	Director of Research — Global Value Equities; Co-CIO International Value Equities	19	16
Henry D’Auria	CIO — Emerging Markets Value; Co-CIO — International Value	25	17

AllianceBernstein L.P. is 63% owned by AXA Financial, Inc., a wholly-owned subsidiary of AXA, a global financial services organization, and 32.7% owned by the public (including former employees), with the remainder held by the Firm’s directors, officers and employees. As of September 30, 2008, AllianceBernstein L.P. had total assets under management of approximately $590 billion.

The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, New York, 10105, and the address of its parent company, AXA Financial, Inc., is 25 Avenue Matignon, 75008 Paris, France. The name and principal occupation of the principal executive officers and each director of AllianceBernstein L.P. are as follows:

Name	Principal Occupation

Lewis A. Sanders	Chairman of the Board and CEO
Domnique Carrel-Billiard	Director
Henri de Castries	Director
Christopher M. Condron	Director
Denis Duverne	Director
Richard S. Dzidzio	Director
Peter Etzenbach	Director
Deborah S. Hechinger	Director
Weston M. Hicks	Director
Gerald M. Lieberman	Director, President & COO
Lorie A. Slutsky	Director
A.W. (Pete) Smith, Jr.	Director
Peter J. Tobin	Director

AllianceBernstein L.P. does not currently serve as an investment adviser or sub-adviser to any other investment companies that employ the same investment strategy as that which will be used in the Affected Portfolios.

Information About PIMCO

If the proposed agreements with PIMCO are approved by shareholders, PIMCO will become an additional investment management firm serving The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio. With respect to The Institutional Value Equity Portfolio, and consistent with the investment objectives and policies of The Institutional Value Equity Portfolio, PIMCO will adhere to a value-oriented investment strategy pursuant to which it will seek to purchase stocks with the greatest amount of long-term earnings for the best price using a bottom-up research approach. With respect to The Institutional Growth Equity Portfolio, and consistent with the investment objectives and policies of The Institutional Growth Equity Portfolio, PIMCO will adhere to an index strategy while also employing an “enhanced index management” approach pursuant to which it will actively manage short duration assets with the intention of outperforming money market rates and generating incremental return over the equity index.

PIMCO is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 840 Newport Center Drive, Newport Beach, CA 92660. Under the terms of the proposed agreements with PIMCO, PIMCO will receive, with respect to both The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, an annual fee based on the average daily net asset value of each Portfolio of 0.25% of the assets allocated to it. Changhong Zhu will be primarily responsible for the day-to-day management of that portion of the assets of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio allocated to PIMCO. Mr. Zhu is a portfolio manager, Managing Director and member of PIMCO’s investment Committee. He joined PIMCO in 1999. As of June 30, 2008, PIMCO had total assets under management of approximately $829 billion.

PIMCO is a subsidiary of Allianz Global Investors of America, L.P., which has subsidiaries located in more than 70 countries. The address of PIMCO’s U.S. headquarters is at 840 Newport Center Drive, Newport Beach, CA 92660, and the address of its parent company, Allianz Global Investors of America, L.P., is 680 Newport Center Drive, Newport Beach, CA 92660. The name and principal occupation of the principal executive officers and each director of PIMCO are as follows:

Name	Principal Occupation

Mohamed El-Erian	Co-CEO/Co-CIO (Chairman)
William Gross	Co-Chief Investment Officer
Brent Harris	Managing Director
Tom Otterbein	Managing Director
William Powers	Managing Director
Ernest Schmider	Managing Director
Richard Weil	Managing Director

PIMCO currently serves as an investment adviser or sub-adviser to the following other investment companies that have a similar investment objective to the Affected Portfolios.

	Asset Size as of
Name of the Investment Company	June 30, 2008	Fee Rate

PIMCO StocksPLUS Total Return Fund	$239,489,365	0.39%
PIMCO StocksPLUS Growth and Income Portfolio	$62,534,452	0.25
PIMCO StocksPLUS Total Return Portfolio	$3,975,462	0.39%

APPENDIX B

Pro Forma Fee and Expense Table: The Value Equity Portfolio
Pro Forma Allocations if Proposed Agreement with AllianceBernstein L.P., L.P. is Approved

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolios that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following table provides data concerning the Portfolio’s current management fees and expenses as a percentage of average net assets for the period ended June 30, 2008, as well as fees and expenses that would have been incurred if the Proposed Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2008. The net assets of the Portfolio as of June 30, 2008 were $1.1 billion.

	Fees Under	Fees Under
	Current	Proposed
	Agreements	Agreement

Management Fees*	0.33%	0.29%
Other Expenses**	0.10%	0.10%
Total Portfolio Operating Expenses	0.43%	0.39%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to Hirtle Callaghan. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary. The figures shown assume an initial allocation of assets of 25% to AllianceBernstein L.P., L.P., 30% to Institutional Capital, LLC, 40% to SSgA Funds Management, Inc., and 5% to JS Asset Management, LLC.

**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example.  The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under	Expenses Under
	Current	Proposed
	Agreements	Agreements

1 year	$44	$40
3 years	$138	$125
5 years	$241	$219
10 years	$542	$493

B-1

APPENDIX C

Pro Forma Fee and Expense Table: The Institutional Value Equity Portfolio
Pro Forma Allocations if Proposed Agreements with AllianceBernstein L.P., and Pacific Investment Management Company, LLC Are Approved

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolios that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The Institutional Value Equity Portfolio had not yet commenced operations as of June 30, 2008. The following tables provide data concerning the Portfolio’s current management fees and expenses as a percentage of net assets, as well as fees and expenses that would be incurred depending on whether both or just one of the Proposed Agreements4 were in effect. The figures are based on estimated amounts for the current fiscal year.

		Fees if Proposed
		AllianceBernstein	Fees if Only
		L.P. Agreement and	Proposed	Fees if Only
	Fees Under	Proposed PIMCO	AllianceBernstein	Proposed PIMCO
	Current	Agreement are Both	L.P. Agreement is	Agreement is
	Agreements	Approved(1)	Approved(2)	Approved(3)

Management Fees*	0.33%	0.35%	0.29%	0.35%
Other Expenses**	0.11%	0.11%	0.11%	0.11%
Total Portfolio Operating Expenses	0.44%	0.46%	0.40%	0.46%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to Hirtle Callaghan. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

(1)	The figures shown assume an initial allocation of assets of 25% to AllianceBernstein L.P., 30% to Pacific Investment Management Company, LLC, 30% to Institutional Capital, LLC, 10% to SSgA Funds Management, Inc., and 5% to JS Asset Management, LLC.

(2)	The figures shown assume an initial allocation of assets of 25% to AllianceBernstein L.P., 30% to Institutional Capital, LLC, 40% to SSgA Funds Management, Inc., and 5% to JS Asset Management, LLC.

(3)	The figures shown assume an initial allocation of assets of 30% to Pacific Investment Management Company, LLC, 30% to Institutional Capital, LLC, 10% to SSgA Funds Management, Inc., and 30% to JS Asset Management, LLC.

Example.  The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

Expenses if
		Proposed Alliance	Expenses if Only
		Bernstein Agreement	Proposed	Expenses if Only
	Expenses Under	and Proposed PIMCO	AllianceBernstein	Proposed PIMCO
	Current	Agreement are Both	L.P. Agreement is	Agreement is
	Agreements	Approved	Approved	Approved

1 year	$45	$47	$41	$47
3 years	$141	$148	$128	$148

4 If neither of the Proposed Agreements is approved by shareholders, there will be no changes in the fees and expenses under the current agreements.

C-1

APPENDIX D

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio
Pro Forma Allocations if Proposed Agreement with Pacific Investment Management Company, LLC, is Approved

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolios that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The Institutional Growth Equity Portfolio had not yet commenced operations as of June 30, 2008. The following tables provide data concerning the Portfolio’s current management fees and expenses as a percentage of net assets, as well as fees and expenses that would be incurred depending on whether both or just one of the Proposed Agreements were in effect. The figures are based on estimated amounts for the current fiscal year.

	Fees Under	Fees Under
	Current	Proposed
	Agreements	Agreements

Management Fees*	0.24%	0.33%
Other Expenses**	0.09%	0.09%
Total Portfolio Operating Expenses	0.33%	0.42%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to Hirtle Callaghan. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary. The figures shown assume an initial allocation of assets of 19% to Pacific Investment Management Company, LLC, 38% to Jennison Associates, LLC, 38% to Sustainable Growth Advisers, LP and 6% to SSgA Funds Management, Inc.

**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Example.  The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under	Expenses Under
	Current	Proposed
	Agreements	Agreement

1 year	$34	$43
3 years	$106	$135

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT
For The Value Equity Portfolio

AGREEMENT made this   day of          , 2008, between AllianceBernstein L.P., a limited partnership organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware Statutory Trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Value Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on the prior business day on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end, of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million, one year following the initial funding of the Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets in the Account; and (b) the net assets of The Institutional Value Equity Portfolio of the Hirtle Callaghan Trust managed by

Portfolio Manager; and (c) assets invested in the same investment strategy as the Portfolio that are managed by the Portfolio Manager under the Hirtle Callaghan’s unified managed account program.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the AllianceBernstein L.P. Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “AllianceBernstein L.P.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“AllianceBernstein L.P. Marks”), are valuable property of the Portfolio Manager and that the use of the AllianceBernstein L.P. Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Parts I and II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	AllianceBernstein L.P.

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Value Equity Portfolio)

By:

EXHIBIT B

PORTFOLIO MANAGEMENT AGREEMENT
For The Institutional Value Equity Portfolio

AGREEMENT made this  day of          , 2008, between AllianceBernstein L.P., a limited partnership organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware Statutory Trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Institutional Value Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on the prior business day on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end, of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million, one year following the initial funding of the Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets in the Account; and (b) the net assets of The Value Equity Portfolio of the Hirtle Callaghan Trust managed by Portfolio

Manager; and (c) assets invested in the same investment strategy as the Portfolio that are managed by the Portfolio Manager under the Hirtle Callaghan’s unified managed account program.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the AllianceBernstein L.P. Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “AllianceBernstein L.P., L.P.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“AllianceBernstein L.P. Marks”), are valuable property of the Portfolio Manager and that the use of the AllianceBernstein L.P. Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the

Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Parts I and II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	AllianceBernstein L.P.

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Institutional Value Equity Portfolio)

By:

EXHIBIT C

PORTFOLIO MANAGEMENT AGREEMENT
For The Institutional Value Equity Portfolio

AGREEMENT made this  day of          , 2008, between Pacific Investment Management Company LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware Statutory Trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Institutional Value Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that certain specified account management personnel will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

(v) Portfolio Manager may delegate trade execution and other support functions (but not portfolio management) to its affiliates which are either controlled by or under common control with the Portfolio Manager including PIMCO Asia Limited, PIMCO Australia Pty Ltd, PIMCO Asia Pte Ltd., PIMCO Global Advisors (Ireland) Limited, PIMCO Luxembourg S.A., PIMCO Japan Ltd., PIMCO Canada Corp and PIMCO Europe Ltd. Information may be shared between such companies as necessary to accomplish the purposes of this agreement. Additionally, Portfolio Manager will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC. In all cases, Portfolio Manager shall remain liable as if such services were provided directly. No additional fees shall be imposed for such services except as otherwise agreed.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to obtain best execution on behalf of the Account. Portfolio Manager may, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list. Portfolio Manager shall not be deemed to have breached this section if the list currently in the possession of the Portfolio Manager prior to the purchase in question did not name such broker or dealer as an affiliate.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.25% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was specifically identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Account as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Portfolio as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, member, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is or becomes publicly known or available through no act or failure to act of the receiving party under this Agreement; (ii) information that was lawfully obtained by the receiving party from a third party without any obligation known to the recipient to maintain the information as proprietary or confidential; (iii) information that was independently developed by the recipient without any use of or reference to such proprietary information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Pacific Investment Management Company LLC Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. For purposes of this Section 8, performance data shall mean data regarding the performance achieved by the Portfolio Manager in managing the Account and information that is available through third party organizations engaged in the business of gathering and evaluating performance and other data relating to the investment management industry.

It is acknowledged and agreed that the names “Pacific Investment Management Company LLC” and “PIMCO” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“PIMCO Marks”), are valuable property of the Portfolio Manager and that the use of the PIMCO Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements.

Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided to the Account pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the policies of Portfolio Manager with regard to personal trading of its directors, partners, officers and employees. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any non-confidential information concerning Portfolio Manager and its members, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

The Trust represents and warrants that:

(a) The Portfolio is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Trust will promptly notify the Portfolio Manager if the Portfolio ceases to be a QIB.

(b) The Account’s assets are free from all liens and charges, and the Trust undertakes that no liens or charges will arise from the acts or omissions of the Trust which may prevent the Portfolio Manager from giving a first priority lien or charge on the assets solely in connection with the Portfolio Manager’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Portfolio with respect to any investments made for the Account.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by electronic mail, by hand or via overnight delivery service as follows:

If to the Trust:

The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

General Counsel
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
Cc: Timothy White, Account Manager
Email: timothy.white@pimco.com

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Pacific Investment Management Company LLC

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Institutional Value Equity Portfolio)

By:

EXHIBIT D

PORTFOLIO MANAGEMENT AGREEMENT
For The Institutional Growth Equity Portfolio

AGREEMENT made this  day of          , 2008, between Pacific Investment Management Company LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware Statutory Trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Institutional Growth Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that certain specified account management personnel will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

(v) Portfolio Manager may delegate trade execution and other support functions (but not portfolio management) to its affiliates which are either controlled by or under common control with the Portfolio Manager including PIMCO Asia Limited, PIMCO Australia Pty Ltd, PIMCO Asia Pte Ltd., PIMCO Global Advisors (Ireland) Limited, PIMCO Luxembourg S.A., PIMCO Japan Ltd., PIMCO Canada Corp and PIMCO Europe Ltd. Information may be shared between such companies as necessary to accomplish the purposes of this agreement. Additionally, Portfolio Manager will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC. In all cases, Portfolio Manager shall remain liable as if such services were provided directly. No additional fees shall be imposed for such services except as otherwise agreed.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to obtain best execution on behalf of the Account. Portfolio Manager may, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list. Portfolio Manager shall not be deemed to have breached this section if the list currently in the possession of the Portfolio Manager prior to the purchase in question did not name such broker or dealer as an affiliate.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.25% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5(c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was specifically identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Account as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Portfolio as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, member, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is or becomes publicly known or available through no act or failure to act of the receiving party under this Agreement; (ii) information that was lawfully obtained by the receiving party from a third party without any obligation known to the recipient to maintain the information as proprietary or confidential; (iii) information that was independently developed by the recipient without any use of or reference to such proprietary information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Pacific Investment Management Company LLC Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. For purposes of this Section 8, performance data shall mean data regarding the performance achieved by the Portfolio Manager in managing the Account and information that is available through third party organizations engaged in the business of gathering and evaluating performance and other data relating to the investment management industry.

It is acknowledged and agreed that the names “Pacific Investment Management Company LLC” and “PIMCO” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“PIMCO Marks”), are valuable property of the Portfolio Manager and that the use of the PIMCO Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements.

Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided to the Account pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the policies of Portfolio Manager with regard to personal trading of its directors, partners, officers and employees. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any non-confidential information concerning Portfolio Manager and its members, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

The Trust represents and warrants that:

(a) The Portfolio is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Trust will promptly notify the Portfolio Manager if the Portfolio ceases to be a QIB.

(b) The Account’s assets are free from all liens and charges, and the Trust undertakes that no liens or charges will arise from the acts or omissions of the Trust which may prevent the Portfolio Manager from giving a first priority lien or charge on the assets solely in connection with the Portfolio Manager’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Portfolio with respect to any investments made for the Account.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by electronic mail, by hand or via overnight delivery service as follows:

If to the Trust:

The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

General Counsel
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
Cc: Timothy White, Account Manager
Email: timothy.white@pimco.com

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Pacific Investment Management Company LLC

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Institutional Growth Equity Portfolio)

By:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HRTLC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HIRTLE CALLAGHAN TRUST

The Board of Trustees recommends that you vote “FOR” the proposal below.		For	Against	Abstain

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and AllianceBernstein L.P.	☐	☐	☐

5.	Such other matters as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HRTLC2	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HIRTLE CALLAGHAN TRUST

The Board of Trustees recommends that you vote “FOR” the proposal below.		For	Against	Abstain

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and AllianceBernstein L.P.	☐	☐	☐

3.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Pacific Investment Management Company, LLC.	☐	☐	☐

5.	Such other matters as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HRTLC3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HIRTLE CALLAGHAN TRUST

The Board of Trustees recommends that you vote “FOR” the proposal below.		For	Against	Abstain

4.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Pacific Investment Management Company, LLC.	☐	☐	☐

5.	Such other matters as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Joint Special Meeting of Shareholders
of
The Value Equity Portfolio
The Institutional Value Equity Portfolio, and
The Institutional Growth Equity Portfolio
of
The Hirtle Callaghan Trust
December 5, 2008
The undersigned appoints Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the “Trust”) representing interests in the Trust’s Portfolios, named above, at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on December 5, 2008 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal(s) noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.